Exhibit 99.2

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of NVE Corporation (the "Company") on Form 10-KSB for the fiscal year ending March 31, 2003 (the "Report"), I, Richard L. George, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Richard L. George
---------------------
Richard L. George
Chief Financial Officer

May 16, 2003


(A signed original of this written statement required by Section 906 has been provided to NVE Corporation and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.)